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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 14, 2000


                    Washington Real Estate Investment Trust
              (Exact Name of Registrant as Specified in Charter)


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
          Maryland                        1-6622                        53-0261100
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer Identification
     of Incorporation)                                                   Number)
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              6110 Executive Boulevard, Rockville, Maryland 20852
                   (Address of Principal Executive Offices)


Registrant's telephone number, including area code  (301) 984-9400
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Item 5.  Other Events.

         On August 14, 2000, Washington Real Estate Investment Trust entered into a Distribution Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Banc One Capital Markets, Inc., Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Legg Mason Wood Walker, Incorporated with respect to the public sale, from time to time, of up to $125,000,000 of the Trust's Medium Term Notes, Series B (the "Notes"). Attached hereto as exhibits are copies of the Distribution Agreement and the forms of the Notes.

Item 7.  Exhibits.

         4 (a) Distribution Agreement dated August 14, 2000 between Washington Real Estate Investment Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Banc One Capital Markets, Inc., Salomon Smith Barney Inc., A.G. Edwards & Sons, Inc. and Legg Mason Wood Walker, Incorporated

         4 (b) Form of Fixed Rate Notes

         4 (c) Form of Floating Rate Notes

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Washington Real Estate Investment Trust

                                       By:     /s/ Laura M. Franklin
                                               -------------------------------
                                       Title:  Vice President and Chief
                                               Accounting Officer

Dated: August 14, 2000